                                                                    EXHIBIT 4.4



                               THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM

                        Incentive Stock Option Agreement
                        --------------------------------

              WHEREAS, ____________________ (the "Optionee") is an employee of The LTV Corporation (the "Corporation") or an Affiliate;

              WHEREAS, the grant of an incentive stock option to the Optionee has been duly authorized by a resolution of the Compensation and Organization Committee (the "Committee") of the Board of Directors (the "Board") of the Corporation duly adopted on April 25, 1997 (the "Date of Grant"); and

              WHEREAS, the option granted hereunder is intended to be an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986 (the "Code").

              NOW, THEREFORE, pursuant to the Corporation's Management Incentive Program (the "Program"), the Corporation hereby grants to the Optionee an option (the "Option") pursuant to this Incentive Stock Option Agreement (the "Agreement") to purchase ______ shares of the Corporation's common stock, par value $0.50 per share ("Stock"), at the price of ______ Dollars ($______) per share (the "Option Price"), and agrees to cause certificates for any shares of Stock purchased hereunder to be delivered to the Optionee upon full payment of the Option Price, subject to the applicable terms and conditions of the Program and this Agreement.

       1. EXERCISE OF OPTION. (a) Unless and until terminated as hereinafter provided, the Option will become exercisable to the extent of one-third of the Stock hereinabove specified on each of the first 3 anniversaries of the Date of Grant for so long as the Optionee remains in the continuous employ of the Corporation or an Affiliate. For the purposes of this Agreement, the continuous employment of the Optionee with the Corporation or an Affiliate will not be deemed to have been interrupted, and the Optionee will not be deemed to have ceased to be an employee of the Corporation or an Affiliate, by reason of (i) the transfer of his employment among the Corporation and its Affiliates or (ii) an approved leave of absence. To the extent that the Option will have so become exercisable, it may be exercised in whole or in part from time to time.

              (b) Notwithstanding the provisions of Subsection (a) of this Section, the Option will become immediately exercisable in full upon the occurrence of a change in control of the Corporation. For purposes of this Agreement, the term "change in control" will have the meaning given such term under The LTV Corporation Supplemental Management Retirement Plan as in effect on the Date of Grant.

       2. PAYMENT OF OPTION PRICE. The Option Price is payable (a) in cash or by certified or cashier's check or other cash equivalent acceptable to the Corporation payable to the order of the Corporation, (b) by Stock (including by attestation) owned by the Optionee for (i) more than one year prior to the date of exercise and for more than 2 years from the date on which the option was granted, if they were originally acquired by the Optionee pursuant to the exercise of an incentive stock option, or (ii) more than 6 months prior to the date of exercise, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option, or (c) by a combination of Stock and cash or certified or cashier's check. The requirement of payment in cash will be deemed satisfied if the Optionee has made arrangements satisfactory to the Corporation with a bank or broker that is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of shares of Stock being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Option Price and pursuant to which the bank or broker undertakes to deliver the aggregate Option Price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

       3. TERM OF OPTION. The Option will terminate on the earliest of the following dates:

              (a) Three months after the Optionee ceases to be an employee of the Corporation or an Affiliate for any reason other than Retirement, death or Disability;

              (b) Five years after the Retirement, death or Disability of the Optionee, if the Optionee retires, dies or becomes disabled while an employee of the Corporation or an Affiliate;

              (c) Ten years from the Date of Grant.

In the event that the Optionee's employment with the Corporation and its Affiliates is terminated for Cause, the Option will terminate as of the time of such termination, notwithstanding any other provision of this Agreement.

       4. TRANSFERABILITY. The Option may not be transferred except by will or the laws of descent and distribution and may not be exercised during the lifetime of the Optionee except by the Optionee or the Optionee's guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

       5. COMPLIANCE WITH LAW. The Corporation will make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Corporation will not be obligated to issue any Stock pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

       6. ADJUSTMENTS. The Committee will make any adjustments in the Option Price and in the number and kind of shares of stock or other securities covered by this Agreement that the Committee may determine to be equitably required to prevent dilution or enlargement of the Optionee's rights under this Agreement that would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (b) merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (c) other corporate transaction or event having an effect similar to any of the foregoing; provided, however, that no adjustment may be made without the prior written consent of the Optionee if the adjustment would constitute a "modification" within the meaning of Section 424(h) of the Code. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence will occur, the Committee may provide in substitution for any or all of the Optionee's rights under this Agreement such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all grants so replaced.

       7. WITHHOLDING. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with Stock obtained upon the exercise of the Option, and the amounts available to the Corporation for such withholding are insufficient, it will be a condition to the receipt of such Stock that the Optionee make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. If necessary, the Committee may require relinquishment of a portion of such Stock.

       8. EMPLOYMENT RIGHTS. The Program and this Agreement will not confer upon the Optionee any right with respect to the continuance of employment or other service with the Corporation or any Affiliate and will not interfere in any way with any right that the Corporation or any Affiliate would otherwise have to terminate any employment or other service of the Optionee at any time.

       9. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement will not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Corporation or an Affiliate and will not effect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Corporation or any Affiliate.

       10. NOTICES. Any notice necessary under this Agreement will be addressed to the Corporation or the Committee at the principal executive office of the Corporation and to the Optionee at the address appearing in the personnel records of the Corporation for such Optionee, or to either party at such other address as either party may designate in writing to the other. Any such notice will be deemed effective upon receipt thereof by the addressee.

       11. AGREEMENT SUBJECT TO THE PROGRAM; DEFINITIONS. The Option Rights granted under this Agreement and all of the terms and conditions hereof are subject to all of the terms and conditions of the Program, including, without limitation, the provisions of Section 3.12 of the Program regarding certain forfeitures. In the event of any inconsistency between this

Agreement and the Program, the terms of the Program will govern. All terms used herein with initial capital letters have the meanings assigned to them in the Program or in this Agreement.

       12. AMENDMENTS. Any amendment to the Program will be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.

       13. SEVERABILITY. In the event that one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

       14. GOVERNING LAW. This Agreement will be construed and governed in accordance with the laws of the State of Delaware.

              This Agreement is executed as of the Date of Grant.

                                               THE LTV CORPORATION

                                               By:
                                                  ----------------------------
                                               Title:

              The undersigned Optionee hereby acknowledges receipt of an executed original of this Incentive Stock Option Agreement and accepts the Option subject to the applicable terms and conditions of the Program and the terms and conditions hereinabove set forth.


                                               -------------------------------
                                               Optionee

                               THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM

                       Nonqualified Stock Option Agreement
                       -----------------------------------

              WHEREAS, ______________ (the "Optionee") is an employee of The LTV Corporation (the "Corporation") or an Affiliate;

              WHEREAS, the grant of a stock option to the Optionee has been duly authorized by a resolution of the Compensation and Organization Committee (the "Committee") of the Board of Directors (the "Board") of the Corporation duly adopted on April 25, 1997 (the "Date of Grant"); and

              WHEREAS, the option granted hereunder is intended to be a nonqualified stock option and will not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986 (the "Code").

              NOW, THEREFORE, pursuant to the Corporation's Management Incentive Program (the "Program"), the Corporation hereby grants to the Optionee an option (the "Option") pursuant to this Nonqualified Stock Option Agreement (the "Agreement") to purchase ______ shares of the Corporation's common stock, par value $0.50 per share ("Stock"), at the price of ______ Dollars ($______) per share (the "Option Price"), and agrees to cause certificates for any shares of Stock purchased hereunder to be delivered to the Optionee upon full payment of the Option Price, subject to the applicable terms and conditions of the Program and this Agreement.

       1. EXERCISE OF OPTION. (a) Unless and until terminated as hereinafter provided, the Option will become exercisable to the extent of one-third of the Stock hereinabove specified on each of the first 3 anniversaries of the Date of Grant for so long as the Optionee remains in the continuous employ of the Corporation or an Affiliate. For the purposes of this Agreement, the continuous employment of the Optionee with the Corporation or an Affiliate will not be deemed to have been interrupted, and the Optionee will not be deemed to have ceased to be an employee of the Corporation or an Affiliate, by reason of (i) the transfer of his employment among the Corporation and its Affiliates or (ii) an approved leave of absence. To the extent that the Option will have so become exercisable, it may be exercised in whole or in part from time to time.

              (b) Notwithstanding the provisions of Subsection (a) of this Section, the Option will become immediately exercisable in full upon the occurrence of a change in control of the Corporation. For purposes of this Agreement, the term "change in control" will have the meaning given such term under The LTV Corporation Supplemental Management Retirement Plan as in effect on the Date of Grant.

       2. PAYMENT OF OPTION PRICE. The Option Price is payable (a) in cash or by certified or cashier's check or other cash equivalent acceptable to the Corporation payable to the order of the Corporation, (b) by Stock (including by attestation) owned by the Optionee for (i) more than one year prior to the date of exercise and for more than 2 years from the date on which the option was granted, if they were originally acquired by the Optionee pursuant to the exercise of an incentive stock option, or (ii) more than 6 months prior to the date of exercise, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option, or (c) by a combination of Stock and cash or certified or cashier's check. The requirement of payment in cash will be deemed satisfied if the Optionee has made arrangements satisfactory to the Corporation with a bank or broker that is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of shares of Stock being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Option Price and pursuant to which the bank or broker undertakes to deliver the aggregate Option Price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

       3. TERM OF OPTION. The Option will terminate on the earliest of the following dates:

              (a) Three months after the Optionee ceases to be an employee of the Corporation or an Affiliate for any reason other than Retirement, death or Disability;

              (b) Five years after the Retirement, death or Disability of the Optionee, if the Optionee retires, dies or becomes disabled while an employee of the Corporation or an Affiliate;

              (c) Ten years from the Date of Grant.

In the event that the Optionee's employment with the Corporation and its Affiliates is terminated for Cause, the Option will terminate as of the time of such termination, notwithstanding any other provision of this Agreement.

       4. TRANSFERABILITY. (a) The Option may not be transferred except by will or the laws of descent and distribution and may not be exercised during the lifetime of the Optionee except by the Optionee or the Optionee's guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

              (b) Notwithstanding the Subsection (a) of this Section, all or a portion of the Options may be transferred to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners; provided that (A) the agreement pursuant to which such Options are transferred must be approved by the Committee, and must expressly provide for transferability in a manner consistent with Subsection (a) of this Section, and
(B) subsequent transfers of transferred Options shall be prohibited except those in accordance with Subsection (a) of this Section. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Optionee" shall be deemed to refer to the transferee. The events of termination of employment of Sections 1 and 3 shall continue to be applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent, and for the period specified in this Agreement.

       5. COMPLIANCE WITH LAW. The Corporation will make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Corporation will not be obligated to issue any Stock pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

       6. ADJUSTMENTS. The Committee will make any adjustments in the Option Price and in the number and kind of shares of stock or other securities covered by this Agreement that the Committee may determine to be equitably required to prevent dilution or enlargement of the Optionee's rights under this Agreement that would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (b) merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (c) other corporate transaction or event having an effect similar to any of the foregoing. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence will occur, the Committee may provide in substitution for any or all of the Optionee's rights under this Agreement such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all grants so replaced.

       7. WITHHOLDING. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with Stock obtained upon the exercise of the Option, and the amounts available to the Corporation for such withholding are insufficient, it will be a condition to the receipt of such Stock that the Optionee make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. If necessary, the Committee may require relinquishment of a portion of such Stock.

       8. EMPLOYMENT RIGHTS. The Program and this Agreement will not confer upon the Optionee any right with respect to the continuance of employment or other service with the Corporation or any Affiliate and will not interfere in any way with any right that the Corporation or any Affiliate would otherwise have to terminate any employment or other service of the Optionee at any time.

       9. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement will not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Corporation or an Affiliate and will not effect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Corporation or any Affiliate.

       10. NOTICES. Any notice necessary under this Agreement will be addressed to the Corporation or the Committee at the principal executive office of the Corporation and to the Optionee at the address appearing in the personnel records of the Corporation for such Optionee, or to either party at such other address as either party may designate in writing to the other. Any such notice will be deemed effective upon receipt thereof by the addressee.

       11. AGREEMENT SUBJECT TO THE PROGRAM; DEFINITIONS. The Option Rights granted under this Agreement and all of the terms and conditions hereof are subject to all of the terms and conditions of the Program, including, without limitation, the provisions of Section 3.12 of the Program regarding certain forfeitures. In the event of any inconsistency between this Agreement and the Program, the terms of the Program will govern. All terms used herein with initial capital letters have the meanings assigned to them in the Program or in this Agreement.

       12. AMENDMENTS. Any amendment to the Program will be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.

       13. SEVERABILITY. In the event that one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

       14. GOVERNING LAW. This Agreement will be construed and governed in accordance with the laws of the State of Delaware.

           This Agreement is executed as of the Date of Grant.

                                              THE LTV CORPORATION

                                              By:
                                                 ------------------------------

              The undersigned Optionee hereby acknowledges receipt of an executed original of this Nonqualified Stock Option Agreement and accepts the Option subject to the applicable terms and conditions of the Program and the terms and conditions hereinabove set forth.



                                             -----------------------------------
                                             Optionee

                               THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM

                           Restricted Stock Agreement
                          for Matching Shares Under the
                      Management Stock Acquisition Program
                      ------------------------------------

                WHEREAS, ______________ (the "Grantee") is an employee of The LTV Corporation (the "Corporation") or an Affiliate; and

                WHEREAS, the execution of a restricted stock agreement in the form hereof (the "Agreement") has been authorized by a resolution of the Compensation and Organization Committee (the "Committee") of the Board of Directors (the "Board") of the Corporation duly adopted on April 25, 1997;

                NOW, THEREFORE, pursuant to the Corporation's Management Incentive Program (the "Program"), the Corporation grants, as of
_________________, 199_ (the "Date of Grant"), to the Grantee shares of the Corporation's common stock, par value $0.50 per share (the "Stock"), subject to the terms and conditions of the Program and the following terms, conditions, limitations and restrictions:

        1. ISSUANCE OF STOCK. The Stock covered by this Agreement shall be fully paid and nonassessable and shall be represented by a certificate(s) registered in the name of the Grantee and bearing a legend referring to the restrictions hereinafter set forth.

        2. RESTRICTIONS ON TRANSFER OF STOCK. The Stock subject to this Agreement may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by the Grantee, except to the Corporation, until it has become vested in accordance with Section 3; provided, however, that the Grantee's interest in the Stock covered by this Agreement may be transferred at any time by will or the laws of descent and distribution. Any purported transfer, encumbrance or other disposition of the Stock covered by this Agreement that is in violation of this Section will be null and void, and the other party to any such purported transaction will not obtain any rights to or interest in the Stock covered by this Agreement. When and as permitted by the Program, the Corporation may waive the restrictions set forth in this Section with respect to all or any portion of the Stock covered by this Agreement.

        3. VESTING OF STOCK. (a) The Stock covered by this Agreement will become nonforfeitable, provided that:

                         (i) The Grantee remains in the continuous employ of the
                Corporation or an Affiliate until the third anniversary of the Date of Grant; and

                         (ii) The Grantee, until such third anniversary, retains
                ownership of the shares of Stock, evidenced by ______ and, in addition, retains ownership of not less than ______ other shares of Stock.

For the purposes of this Agreement, the continuous employment of the Grantee with the Corporation or an Affiliate shall not be deemed to have been interrupted, and the Grantee will not be deemed to have ceased to be an employee of the Corporation or an Affiliate, by reason of (A) the transfer of his employment among the Corporation and its Affiliates or (B) an approved leave of absence.

                (b) Notwithstanding the provisions of Subsection (a) of this Section, the Stock covered by this Agreement will become nonforfeitable in the event of the Grantee's Retirement, provided that he retains ownership of the shares of Stock evidenced by _____________ until the third anniversary of the Date of Grant.

                (c) Notwithstanding the provisions of Subsection (a) of this Section, all of the Stock covered by this Agreement will become immediately nonforfeitable in the event of the Grantee's death or Disability, or upon the occurrence of a change in control of the Corporation that shall occur while the Grantee is an employee of the Corporation or an Affiliate. For the purposes of this Agreement, the term "change in control" will have the meaning given such term under The LTV Corporation Supplemental Management Retirement Plan as in effect on the Date of Grant.

        4. FORFEITURE OF STOCK. (a) Any of the Stock covered by this Agreement that has not become vested in accordance with Section 3 will be forfeited unless the Committee determines to provide otherwise. In the event of a forfeiture, the certificates representing all of the Stock covered by this Agreement that has not become vested in accordance with Section 3 shall be cancelled.

                (b) Notwithstanding the provisions of Subsection (a) of this Section, the Committee may, in its sole discretion, require that, to the extent the value of any of the Stock covered by this Agreement may not be deducted by the Corporation, such Stock will be forfeited. Such forfeiture may be credited to the Participant's Deferred Shares Account under the Corporation's Management Stock Acquisition Program ("MSAP") as Deferred Shares (as such term is defined in the MSAP) and, if so credited, will thereafter be subject to the terms and conditions of the MSAP.

        5. DIVIDEND, VOTING AND OTHER RIGHTS. The Grantee will have all of the rights of a shareholder with respect to the Stock covered by this Agreement, including the right to vote the Stock and receive any dividends that may be paid thereon. Any additional Stock that the Grantee may become entitled to receive pursuant to a share dividend or a merger or reorganization in which the Corporation is the surviving corporation or any other change in the capital structure of the Corporation will be subject to the same restrictions as the Stock covered by this Agreement.

        6. RETENTION OF SHARE CERTIFICATE(S) BY CORPORATION. The certificate(s) representing the Stock covered by this Agreement will be held in custody by the Corporation, together with a stock power endorsed in blank by the Grantee with respect thereto, until those shares have become vested in accordance with
Section 3.

        7. COMPLIANCE WITH LAW. The Corporation will make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Corporation will not be obligated to issue any restricted or unrestricted Stock pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

        8. ADJUSTMENTS. The Committee will make any adjustments in the number or kind of shares of stock or other securities covered by this Agreement that the Committee may determine to be equitably required to prevent any dilution or enlargement of the Grantee's rights under this Agreement that would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (b) merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (c) other corporate transaction or event having an effect similar to any of the foregoing. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence will occur, the Committee may provide in substitution for any or all of the Grantee's rights under this Agreement such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all grants so replaced.

        9. WITHHOLDING. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any issuance of restricted or unrestricted Stock or other securities pursuant to this Agreement, and the amounts available to the Corporation for such withholding are insufficient, it will be a condition to the receipt of such Stock that the Grantee make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. If necessary, the Committee may require relinquishment of a portion of such Stock.

        10. EMPLOYMENT RIGHTS. The Program and this Agreement will not confer upon the Grantee any right with respect to the continuance of employment or other service with the Corporation or any Affiliate and will not interfere in any way with any right that the Corporation or any Affiliate would otherwise have to terminate any employment or other service of the Optionee at any time.

        11. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Grantee under this Agreement will not be taken into account in determining any benefits to which the Grantee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Corporation or an Affiliate and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Corporation or an Affiliate.

        12. AGREEMENT SUBJECT TO THE PROGRAM; DEFINITIONS. The Stock granted under this Agreement and all of the terms and conditions hereof are subject to all of the terms and conditions of the Program, including, without limitation, the provision of Section 3.12 of the Program regarding certain forfeitures. In the event of any inconsistency between this Agreement and the Program, the terms of the Program will govern. All terms used herein with initial capital letters have the meanings assigned to them in the Program or in this Agreement.

        13. AMENDMENTS. Any amendment to the Program will be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Grantee under this Agreement without the Grantee's consent.

        14. SEVERABILITY. In the event that one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

        15. GOVERNING LAW. This Agreement will be construed and governed in accordance with the laws of the State of Delaware.

                This Agreement is executed as of the Date of Grant.

                                           THE LTV CORPORATION

                                           By:
                                              -------------------------


                The undersigned Grantee hereby acknowledges receipt of an executed original of this Restricted Stock Agreement and accepts the right to receive the Stock subject to the terms and conditions of the Program and the terms and conditions hereinabove set forth.


                                           ----------------------------
                                           Grantee

                               THE LTV CORPORATION
                         MIP RESTRICTED STOCK AGREEMENT

              This MIP Restricted Stock Agreement is entered into as of _______________ __, 19__ by and between _________________ (the "Grantee") and the LTV Corporation, a Delaware corporation (the "Company"). Capitalized terms not defined in this Agreement shall have the meanings specified in The LTV Corporation Management Incentive Program (the "Program").

              WHEREAS, the Grantee is an employee of the Company;

              WHEREAS, the Committee has heretofore awarded _______ shares of Restricted Stock to the Grantee; and

              WHEREAS, the execution and delivery of this Agreement in the form hereof has been authorized by the Committee pursuant to Article III of the Program;

              NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Grantee and the Company hereby agree as follows:

I.     ACCEPTANCE OF AWARD

The Grantee hereby accepts the award of _______________ shares of Restricted Stock heretofore made by the Company subject to the restrictions set forth in this Agreement. The Restricted Stock represented by such award shall be fully paid and nonassessable and shall be represented by a certificate or certificates registered in the Grantee's name, endorsed with an appropriate legend referring to the restrictions hereinafter set forth. Except as otherwise provided in this Agreement, the Grantee shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all cash dividends paid thereon, provided that such shares, together with any additional shares which the Grantee may become entitled to receive by virtue of a stock dividend, a merger or a reorganization in which the Company is the surviving company, or any other change in capital structure, shall be subject to the restrictions hereinafter set forth.

II.     NONFORFEITABILITY, LAPSE OF RESTRICTIONS

The Grantee's right to receive the Restricted Stock covered by this Agreement shall be nonforfeitable and all restrictions with respect to such Restricted Stock described in Article III below shall lapse on the earliest of the following dates:

              A. ______________ __, ____, provided that the Grantee remains in the continuous employ of the Company or an Affiliate until such date and retains ownership of the shares of Stock granted pursuant to Article I hereof and, in addition, retains ownership of not less than ___________ other shares of Stock;

              B. One year following the Grantee's Retirement, provided that the Grantee retains ownership of the shares of Stock granted pursuant to Article I hereof and, in addition, retains ownership of not less than ___________ other shares of Stock;

              C. The date of occurrence of any of the events described in Paragraphs (a), (b), (c) or (d) of Section 4.6 of the Program;

              D. The date of the Grantee's discharge from employment for reasons other than Cause;

              E. The date of the Grantee's death; or

              F. The date that the Committee, in its discretion, determines the restrictions on the Stock subject to this Agreement should lapse because the Grantee has suffered a Disability which is expected to be permanent.

For purposes of this Agreement, the continuous employment of the Grantee with the Company or an Affiliate will not be deemed to have been interrupted, and the Grantee will not be deemed to have ceased to be an employee of the Company or an Affiliate by reason of (i) the transfer of his employment among the Company and its Affiliates or (ii) an approved leave of absence.

III.    FORFEITURE, RESTRICTIONS

The Grantee's right to the Common Stock granted under this Agreement shall be forfeited immediately, and the Company will have no further obligation hereunder to the Grantee, if the Grantee voluntarily terminates employment with the Company or is discharged from employment for Cause prior to a lapse of restrictions as provided in Article II.

IV.    PAYMENT OF AWARDS

The Grantee understands that the certificate for his grant of Restricted Stock, until the restrictions lapse and such Stock becomes nonforfeitable under Article II hereof, will bear a legend referring to this Agreement, to the restrictions contained herein, and to any other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which shares of Common Stock are then listed, and any applicable Federal or state securities law. The Grantee further understands that the Company may elect to retain such certificate in escrow, together with an accompanying stock power signed by the Grantee and endorsed in blank, in its possession as a means of enforcing such restrictions. Upon the lapse of such restrictions and the possibility of forfeiture with respect to the grant of Restricted Stock covered by this Agreement, the Company will deliver to the Grantee a new certificate for shares of Stock, subject to reduction in the amount of such shares under Article VI hereof.

V.     TRANSFERABILITY

Until the possibility of forfeiture with respect to any share of Restricted Stock covered by this Agreement lapses, such shares shall be non-transferable. Any attempt to make, any sale, assignment, transfer, or pledge of any share of Restricted Stock prior to the date on which the possibility of forfeiture with respect to such share lapses shall be void and of no effect.

VI.     WITHHOLDING UPON NONFORFEITABILITY

Upon the lapse of any possibility of forfeiture with respect to the grant of Restricted Stock covered by this Agreement, the Grantee authorizes the Company to withhold income tax, to the extent required by law, from amounts otherwise payable to the Grantee or from the shares of Stock which become nonforfeitable.

VII.  RIGHTS TO CONTINUED EMPLOYMENT

The grant of Restricted Stock made under the Program in this Agreement shall not confer upon the Grantee any rights to continue serving as an employee of the Company, and this Agreement shall not be construed in any way to limit the Company's right to terminate or change the terms of the Grantee's employment.

VIII.  SEVERABILITY

In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions shall continue to be valid and fully enforceable.

IX.    GOVERNING LAW

This Agreement is made under, and shall be construed in accordance with, the laws of the State of Ohio.

X.     HEADINGS

The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

XI.     COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        THE LTV CORPORATION


                                        By:
                                           -----------------------------
                                        Title:




                                        --------------------------------
                                        Grantee

                               THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM

                          Performance Shares Agreement
                          ----------------------------

     WHEREAS, ______________________________ ("Participant") is an employee of
The LTV Corporation (the "Corporation") or an Affiliate; and

          WHEREAS, the execution of a performance shares agreement in the form hereof (the "Agreement") has been authorized by a resolution of the Compensation and Organization Committee (the "Committee") of the Board of Directors (the "Board") of the Corporation duly adopted on April 25, 1997 (the "Date of Grant");

          NOW, THEREFORE, in consideration of the premises, and pursuant to the Corporation's Management Incentive Program (the "Program"), the Corporation and the Participant agree as follows:

     1. DEFINITIONS. All terms used herein with initial capital letters will have the meanings assigned to them in the WHEREAS clauses and the Program and the following additional terms, when used herein with initial capital letters, will have the following meanings:

          (a) "Change in Control" has the meaning given such term under The LTV Corporation Supplemental Management Retirement Plan as in effect on the Date of Grant.

          (b) "Covered Employee" means a Participant named in the proxy statement summary compensation table of the Corporation for the year of such statement, or who is determined by the Committee likely to become a "covered employee" within the meaning of Section 162(m) of the Code.

          (c) "Participant Performance Goals" means the Performance Goals applicable to the Participant under this Agreement, as more particularly set forth in Section 4.

          (d) "Peer Group" means the companies listed on the attached Exhibit A.

          (e) "Peer Group Stock" means the common stock of the Peer Group.

          (f) "Performance Period" means the period commencing January 26, 1997 and ending January 31, 2001.

          (g) "Performance Shares Earned" means the number of shares of Stock of the Corporation (or cash equivalent) earned by a Participant following the conclusion of the Performance Period in which the Participant Performance Goals were met or exceeded.

          (h) "Total Shareholder Return" means the appreciation in the price of the Stock and each Peer Group Stock, calculated as a percentage of the price at the beginning of the Performance Period, assuming immediate reinvestment of all dividends, whether in the form of cash or property, at the closing price of such Stock on the dividend payment date. The price of Stock and each Peer Group Stock will be determined at the beginning of the Performance Period by averaging the closing price of each such Stock on the first 10 trading days of the Performance Period and will be determined at the end of the Performance Period by averaging the closing price of each such Stock on the last 10 trading days of the Performance Period.

     2. GRANT OF PERFORMANCE SHARES. Pursuant to the Program, the Corporation hereby grants to the Participant _______________ Performance Shares, under
Section 3.6 of the Program, with dividend equivalents, effective as of the Date of Grant.

     3. ISSUANCE OF PERFORMANCE SHARES. The Performance Shares covered by this Agreement will only result in the transfer of Stock (or cash or a combination of Stock and cash, as determined by the Committee in its sole discretion), after the completion of the Performance Period and only if such Performance Shares are earned as provided in Section 5.

     4. PARTICIPANT PERFORMANCE GOALS. The Participant's Performance Goals are based on the comparative Total Shareholder Returns for the Performance Period of the Corporation and each member of the Peer Group. If any member of the Peer Group ceases to exist during the Performance Period it will be deemed to rank last.

     5. PERFORMANCE SHARES EARNED. Payout of Performance Shares Earned, if any, will be based upon the degree of achievement of the Participant Performance Goals, described in Section 4, as provided on the attached Exhibit B. In the event the Total Shareholder Return of the Corporation is negative, Performance Shares Earned will be reduced by two-thirds. Notwithstanding any other provision of this Agreement or the Program, in the event changes occur to any company in the Peer Group prior to the end of the Performance Period, including changes resulting from mergers, acquisitions, divestitures or other similar transactions, the Committee, may in its sole discretion, reduce the number of Performance Shares Earned and/or the percentage level of achievement of the Performance Goals.

     6. CALCULATION OF PAYOUT. (a) The Performance Shares granted will become Performance Shares Earned based on the degree of achievement of the Performance Goals established for the Performance Period. Once the degree of achievement of Participant Performance Goals is determined, the percentage level of achievement will be multiplied by the number of Performance Shares granted to determine the actual number of Performance Shares Earned. The calculation as to whether the Participant Performance Goals have been met or exceeded will be determined in accordance with this Agreement.

          (b) Performance Shares will be credited as of the end of each calendar quarter with additional grants of Performance Shares equal in value to the amount of dividends, whether in the form of cash or property, paid by the Corporation during such calendar quarter on that number of shares of Stock equivalent to the number of Performance Shares granted as of any dividend payment date during such calendar quarter. The dividend equivalents will be calculated by dividing the dollar value of such dividend equivalents by the Fair Market Value (determined only under clause (i) of such definition) on the last day of the calendar quarter next following the dividend payment date. Until the Participant or his beneficiary receives his Performance Shares Earned, the Performance Shares will be credited with dividend equivalents as provided in this Subsection.

     7. PAYMENT OF PERFORMANCE SHARES. (a) Payment of Performance Shares Earned will be made in the form of Stock (and cash for any fractional share of Stock), unless determined otherwise by the Committee, and will be paid as soon as practicable after the end of the Performance Period and after the determination by the Committee of the level of attainment of the Participant Performance Goals, which will be evidenced in writing and certified by the Committee.

          (b) Notwithstanding Subsection (a) of this Section, the Committee may, in its sole discretion, require the deferral of receipt of all or a portion of Performance Shares Earned so as to assure the Corporation will not be prevented from deducting the value of the Performance Shares Earned by the Participant. Such deferral may be credited to the Participant's Deferred Shares Account under the Corporation's Management Stock Acquisition Program ("MSAP") as Deferred Shares (as such term is defined in the MSAP) and, if so credited, will thereafter be subject to the terms and conditions of the MSAP. Any payment of Performance Shares Earned on behalf of a deceased Participant will be paid to the beneficiary designated by the Participant on the Designation of Death Beneficiary attached as Exhibit C and filed with the Committee. If no such beneficiary has been designated or survives the Participant, payment will be made to the estate of the Participant. A beneficiary designation may be changed or revoked by the Participant at any time, provided the change or revocation is filed with the Committee.

          (c) Prior to payment, the Corporation will only have an unfunded and unsecured obligation to make payment of Performance Shares Earned to the Participant. No person has any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments under the Program or this Agreement, nor are such interests or payments subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

     8. TERMINATION OF EMPLOYMENT DURING PERFORMANCE PERIOD. (a) In the event the Participant's employment with the Corporation and its Affiliates is voluntarily terminated on or after attaining age 62 or as a result of his death, Disability or involuntary termination during the Performance Period and the Performance Goals for such Performance Period are, at least to the minimum required level, achieved at the end of the Performance Period, the Participant or, in the case of his death, his beneficiary designated pursuant to Section 7(b), will receive a payment of the full amount of the Performance Shares Earned for such Performance Period in accordance with Section 7. The Committee may in its sole discretion decrease the number of Performance Shares Earned under this Subsection.

          (b) In the event the Participant's employment with the Corporation and its Affiliates is voluntarily terminated before attaining age 62 (other than for Disability) or is involuntarily terminated for Cause during the Performance Period, the Participant will forfeit all rights to any Performance Shares that would have been earned for the Performance Period.

     9. CHANGE IN CONTROL. In the event a Change in Control occurs before completion of the Performance Period, the Performance Shares granted to the Participant will immediately become Performance Shares Earned, the value of which will be paid in Stock within 10 days of the Change in Control; any fractional share of Stock will be forfeited. The number of Performance Shares Earned under this Section will be equal to the greater of (a) 100% of the Performance Shares granted to the Participant and (b) the number of Performance Shares Earned in accordance with Section 5, as if the Performance Period ended on the date of the Change in Control.

     10. COMMITTEE DISCRETION. In addition to any other power granted under this Agreement, the Committee may, in its sole discretion and notwithstanding any other provision of this Agreement, on or after the Date of the Grant, reduce (a) the number of Performance Shares granted to a Participant, (b) the percentage level of attainment of Performance Goals and/or (c) the number of Performance Shares Earned by a Participant.

     11. COMPLIANCE WITH LAW. The Corporation will make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Corporation will not be obligated to issue any Stock pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

     12. WITHHOLDING TAXES. To the extent the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment of Performance Shares Earned to a Participant, and the amounts available to the Corporation for such withholding are insufficient, it will be a condition to the receipt of such payment of Performance Shares Earned or the realization of such benefit that the Participant make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. If necessary, the Committee may require relinquishment of a portion of such Performance Shares Earned.

     13. CONTINUOUS EMPLOYMENT. For purposes of this Agreement, the continuous employment of the Participant with the Corporation or an Affiliate will not be deemed to have been interrupted, and the Participant will not be deemed to have ceased to be an employee of the Corporation or an Affiliate, by reason of the transfer of his employment among the Corporation and its Affiliates or an approved leave of absence.

     14. CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No Participant has any claim or right to be granted another award under the Program. The Program does not confer upon any Participant any right with respect to the continuance of employment or other service with the Corporation or any Affiliate and does not interfere in any way with any right that the Corporation or any Affiliate would otherwise have to terminate any employment or other service of the Participant at any time.

     15. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Participant under this Agreement or the Program will not be taken into account in determining any benefits to which the Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Corporation or any Affiliate and will not effect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Corporation or any Affiliate.

     16. AGREEMENT SUBJECT TO PERFORMANCE SHARE PROGRAM. The Performance Shares granted under this Agreement and all of the terms and conditions hereof are subject to all of the terms and conditions of the Program.

     17. AMENDMENTS. Any amendment to the Program will be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant's consent.

     18. SEVERABILITY. In the event that one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

     19. TERM. This Agreement is effective as of the Date of Grant and will remain in effect upon completion of the Performance Period.

     20. GOVERNING LAW. This Agreement will be construed and governed in accordance with the laws of the State of Delaware.

     This Agreement is executed as of the Date of Grant.

                                             THE LTV CORPORATION



                                             By:
                                                ----------------------------
                                                 Title:

     The undersigned hereby acknowledges receipt of an executed original of this Agreement and accepts the grant of Performance Shares thereunder on the terms and conditions set forth therein and in the Program.


                                               -------------------------------
                                               Participant


                                               Date:
                                                    --------------------------

                               THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM

                          Performance Shares Agreement
                          ----------------------------

                                    EXHIBIT A
                                    ---------

                            Steel Industry Peer Group

                                    AK Steel
                                 Bethlehem Steel
                                  Inland Steel
                                 National Steel
                                      Nucor
                                     Weirton
                                       WHX
                                 USX-Steel Group

                               THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM

                          Performance Shares Agreement
                          ----------------------------

                                    EXHIBIT B
                                    ---------

                           Performance Shares Schedule

     Total Shareholder Return Ranking           Performance Shares Earned
        at End of Performance Period        (as a Percentage of Shares Granted)
        ----------------------------        -----------------------------------

                    1                                        300%
                    2                                        250%
                    3                                        200%
                    4                                        150%
                    5                                        100%
                    6                                          0%
                    7                                          0%
                    8                                          0%
                    9                                          0%

                               THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM

                          Performance Shares Agreement
                          ----------------------------

          WHEREAS, ______________________________ ("Participant") is an employee of The LTV Corporation (the "Corporation") or an Affiliate; and

          WHEREAS, the execution of a performance shares agreement in the form hereof (the "Agreement") has been authorized by a resolution of the Compensation and Organization Committee (the "Committee") of the Board of Directors (the "Board") of the Corporation duly adopted on April 25, 1997 (the "Date of Grant");

          NOW, THEREFORE, in consideration of the premises, and pursuant to the Corporation's Management Incentive Program (the "Program"), the Corporation and the Participant agree as follows:

     1. All terms used herein with initial capital letters will have the meanings assigned to them in the WHEREAS clauses and the Program and the following additional terms, when used herein with initial capital letters, will have the following meanings:

          (a) "Change in Control" has the meaning given such term under The LTV Corporation Supplemental Management Retirement Plan as in effect on the Date of Grant.

          (b) "Participant Performance Goals" means the Performance Goals applicable to the Participant under this Agreement, as more particularly set forth in Section 4.

          (c) "Peer Group" means the companies listed on the attached Exhibit A.

          (d) "Peer Group Stock" means the common stock of the Peer Group.

          (f) "Performance Period" means the period commencing January 26, 1997 and ending January 31, 2001.

          (g) "Performance Shares Earned" means the number of shares of Stock of the Corporation (or cash equivalent) earned by a Participant following the conclusion of the Performance Period in which the Participant Performance Goals were met or exceeded.

          (h) "Total Shareholder Return" means the appreciation in the price of the Stock and each Peer Group Stock, calculated as a percentage of the price at the beginning of the Performance Period, assuming immediate reinvestment of all dividends, whether in the form of cash or property, at the closing price of such Stock on the dividend payment date. The price of Stock and each Peer Group Stock will be determined at the beginning of the Performance Period by averaging the closing price of each such Stock on the first 10 trading days of the Performance Period and will be determined at the end of the Performance

Period by averaging the closing price of each such Stock on the last 10 trading days of the Performance Period.

     2. GRANT OF PERFORMANCE SHARES. Pursuant to the Program, the Corporation hereby grants to the Participant ___________ Performance Shares, under Section
3.6 of the Program, with dividend equivalents, effective as of the Date of Grant.

     3. ISSUANCE OF PERFORMANCE SHARES. The Performance Shares covered by this Agreement will only result in the transfer of Stock (or cash or a combination of Stock and cash, as determined by the Committee in its sole discretion), after the completion of the Performance Period and only if such Performance Shares are earned as provided in Section 5.

     4. PARTICIPANT PERFORMANCE GOALS. The Participant's Performance Goals are based on the comparative Total Shareholder Returns for the Performance Period of the Corporation and each member of the Peer Group. If any member of the Peer Group ceases to exist during the Performance Period it will be deemed to rank last.

     5. PERFORMANCE SHARES EARNED. Payout of Performance Shares Earned, if any, will be based upon the degree of achievement of the Participant Performance Goals, described in Section 4, as provided on the attached Exhibit B. In the event the Total Shareholder Return of the Corporation is negative, Performance Shares Earned will be reduced by two-thirds. Notwithstanding any other provision of this Agreement or the Program, in the event changes occur to any company in the Peer Group prior to the end of the Performance Period, including changes resulting from mergers, acquisitions, divestitures or other similar transactions, the Committee, may in its sole discretion, make adjustments in the number of Performance Shares Earned and/or the percentage level of achievement of the Performance Goals.

     6. CALCULATION OF PAYOUT. (a) The Performance Shares granted will become Performance Shares Earned based on the degree of achievement of the Performance Goals established for the Performance Period. Once the degree of achievement of Participant Performance Goals is determined, the percentage level of achievement will be multiplied by the number of Performance Shares granted to determine the actual number of Performance Shares Earned. The calculation as to whether the Participant Performance Goals have been met or exceeded will be determined in accordance with this Agreement.

          (b) Performance Shares will be credited as of the end of each calendar quarter with additional grants of Performance Shares equal in value to the amount of dividends, whether in the form of cash or property, paid by the Corporation during such calendar quarter on that number of shares of Stock equivalent to the number of Performance Shares granted as of any dividend payment date during such calendar quarter. The dividend equivalents will be calculated by dividing the dollar value of such dividend equivalents by the Fair Market Value (determined only under clause (i) of such definition) on the last day of the calendar quarter next following the dividend payment date. Until the Participant or his beneficiary receives his Performance Shares Earned, the Performance Shares will be credited with dividend equivalents as provided in this Subsection.

     7. PAYMENT OF PERFORMANCE SHARES. (a) Payment of Performance Shares Earned will be made in the form of Stock (and cash for any fractional share of Stock), unless determined otherwise by the Committee, and will be paid as soon as practicable after the end of the Performance Period and after the determination by the Committee of the level of attainment of the Participant Performance Goals, which will be evidenced in writing and certified by the Committee.

          (b) Any payment of Performance Shares Earned on behalf of a deceased Participant will be paid to the beneficiary designated by the Participant on the Designation of Death Beneficiary attached as Exhibit C and filed with the Committee. If no such beneficiary has been designated or survives the Participant, payment will be made to the estate of the Participant. A beneficiary designation may be changed or revoked by the Participant at any time, provided the change or revocation is filed with the Committee.

          (c) Prior to payment, the Corporation will only have an unfunded and unsecured obligation to make payment of Performance Shares Earned to the Participant. No person has any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments under the Program or this Agreement, nor are such interests or payments subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

     8. TERMINATION OF EMPLOYMENT DURING PERFORMANCE PERIOD. (a) In the event the Participant's employment with the Corporation and its Affiliates is terminated as a result of his Retirement, death, Disability or involuntary termination during the Performance Period and the Performance Goals for such Performance Period are, at least to the minimum required level, achieved at the end of the Performance Period, the Participant or, in the case of his death, his beneficiary designated pursuant to Section 7(b), will receive a payment of the full amount of the Performance Shares Earned for such Performance Period in accordance with Section 7. The Committee may in its sole discretion increase or decrease the number of Performance Shares Earned under this Subsection.

          (b) In the event the Participant's employment with the Corporation and its Affiliates is voluntarily terminated before attaining age 65 (other than as a result of Retirement or Disability) or is involuntarily terminated for Cause during the Performance Period, the Participant will forfeit all rights to any Performance Shares that would have been earned for the Performance Period, unless otherwise determined by the Committee.

     9. CHANGE IN CONTROL. In the event a Change in Control occurs before completion of the Performance Period, the Performance Shares granted to the Participant will immediately become Performance Shares Earned, the value of which will be paid in Stock within 10 days of the Change in Control; any fractional share of Stock will be forfeited. The number of

Performance Shares Earned under this Section will be equal to the greater of (a) 100% of the Performance Shares granted to the Participant and (b) the number of Performance Shares Earned in accordance with Section 5, as if the Performance Period ended on the date of the Change in Control.

     10. COMMITTEE DISCRETION. In addition to any other power granted under this Agreement, the Committee may, in its sole discretion and notwithstanding any other provision of this Agreement, on or after the Date of the Grant, adjust (a) the number of Performance Shares granted to a Participant, (b) the percentage level of attainment of Performance Goals and/or (c) the number of Performance Shares Earned by a Participant.

     11. COMPLIANCE WITH LAW. The Corporation will make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Corporation will not be obligated to issue any Stock pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

     12. WITHHOLDING TAXES. To the extent the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment of Performance Shares Earned to a Participant, and the amounts available to the Corporation for such withholding are insufficient, it will be a condition to the receipt of such payment of Performance Shares Earned or the realization of such benefit that the Participant make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. If necessary, the Committee may require relinquishment of a portion of such Performance Shares Earned.

     13. CONTINUOUS EMPLOYMENT. For purposes of this Agreement, the continuous employment of the Participant with the Corporation or an Affiliate will not be deemed to have been interrupted, and the Participant will not be deemed to have ceased to be an employee of the Corporation or an Affiliate, by reason of the transfer of his employment among the Corporation and its Affiliates or an approved leave of absence.

     14. CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No Participant has any claim or right to be granted another award under the Program. The Program does not confer upon any Participant any right with respect to the continuance of employment or other service with the Corporation or any Affiliate and does not interfere in any way with any right that the Corporation or any Affiliate would otherwise have to terminate any employment or other service of the Participant at any time.

     15. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Participant under this Agreement or the Program will not be taken into account in determining any benefits to which the Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Corporation or any Affiliate and will not effect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Corporation or any Affiliate.

     16. AGREEMENT SUBJECT TO PERFORMANCE SHARE PROGRAM. The Performance Shares granted under this Agreement and all of the terms and conditions hereof are subject to all of the terms and conditions of the Program.

     17. AMENDMENTS. Any amendment to the Program will be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant's consent.

     18. SEVERABILITY. In the event that one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

     19. TERM. This Agreement is effective as of the Date of Grant and will remain in effect upon completion of the Performance Period.

     20. GOVERNING LAW. This Agreement will be construed and governed in accordance with the laws of the State of Delaware.

     This Agreement is executed as of the Date of Grant.

                                                  THE LTV CORPORATION



                                                  By:
                                                     -----------------------
                                                      Title:

     The undersigned hereby acknowledges receipt of an executed original of this Agreement and accepts the grant of Performance Shares thereunder on the terms and conditions set forth therein and in the Program.


                                                  --------------------------
                                                  Participant

                                                  Date:
                                                       -----------------

                               THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM

                          Performance Shares Agreement
                          ----------------------------

                                    EXHIBIT A
                                    ---------

                            Steel Industry Peer Group

                                    AK Steel
                                 Bethlehem Steel
                                  Inland Steel
                                 National Steel
                                      Nucor
                                     Weirton
                                       WHX
                                 USX-Steel Group

                               THE LTV CORPORATION
                          MANAGEMENT INCENTIVE PROGRAM

                          Performance Shares Agreement
                          ----------------------------

                                    EXHIBIT B
                                    ---------

                           Performance Shares Schedule

                                            Performance Shares Earned
Total Shareholder Return Ranking        (as a Percentage of Shares Granted)
--------------------------------        -----------------------------------

          1                                             300%
          2                                             250%
          3                                             200%
          4                                             150%
          5                                             100%
          6                                               0%
          7                                               0%
          8                                               0%
          9                                               0%